Restated and Amended
                                   Exhibit 99

                  CAUTIONARY STATEMENTS AS AMENDED AND RESTATED
             MARCH 25, 1999 WITH RESPECT TO FORWARD-LOOKING COMMENTS
           FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
                    SECURITIES LITIGATION REFORM ACT OF 1995

         DST Systems, Inc. (the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Act of 1995 and is filing this Form 8-K/A-3 in order to do so. The Company or others on behalf of the Company may make from time to time (whether orally or in writing) forward-looking comments or statements concerning potential future events, including but not limited to the results of the Company's operations. Such forward-looking statements are based upon assumptions by the Company's management at the time the statements are made, including assumptions about risks and uncertainties faced by the Company. If any of management's assumptions prove incorrect or unanticipated circumstances arise, the actual results could differ materially from those anticipated by such forward-looking statements. The differences could be caused by a number of factors or combinations of factors including, but not limited to, those factors set forth below. Persons hearing or reading such forward-looking comments should consider carefully the following factors, in addition to the other information contained in the Company's public documents, when evaluating such forward-looking comments. The Company does not currently intend to update any forward-looking statement made or published to reflect events or developments occurring after the making or publishing of such statement.

Dependence on Certain Industries

         The Company derives a substantial proportion of its consolidated revenues from the delivery of services and products to clients in the mutual fund, cable and satellite television, telecommunications and utilities industries. Business consolidations which would decrease the number of potential clients in such industries, events which would reduce the rate of growth in or negatively impact such industries, or significant declines in the number of accounts or subscribers serviced by clients in such industries could have a material adverse effect on the Company.

Integration with Acquired Company and Management of Growth

         On December 21, 1998, USCS International, Inc. ("USCS") became a wholly-owned subsidiary of the Company (the "USCS Merger"). The transition to combined operations will require substantial attention from management. Neither company's management has experience in integrating operations on the scale represented by the USCS Merger. There could be a disruption in the business activities of DST, USCS or both. There could also be significant costs incurred to achieve the benefits of the USCS Merger. If integration of DST and USCS is not efficient, if significant disruptions occur, or if the costs outweigh the benefits, DST and USCS may not realize fully the anticipated benefits of the USCS Merger. The diversion of management attention and any difficulties encountered in the transition process could also have a material adverse effect on the business or financial results of the Company.

         Growth of the Company may place additional demands on the Company's management, operations and systems. The Company's ability to execute its business strategy will depend in part upon its ability to manage the demands of a growing business. Any failure of the Company's management to effectively manage growth could have a material adverse effect on the Company's business, financial condition or results of operations.

Impact of Technological and Market Changes

         The Company's clients use computer technology-based products and services in the complex and rapidly changing markets in which they operate. The technology available to the Company's clients, such as methods for the electronic dissemination of documents, is expanding. The Company's future success depends in part on its ability to continue to adapt its technology, on a timely and cost effective basis, to meet clients' needs and demands for the latest technology. There can be no assurance that the Company will be able to respond adequately and in advance of its competitors to these technological demands or that more advanced technology, including technology for the electronic dissemination of documents, will not reduce or replace the needs for certain of the Company's products and services.

         The Company has expended considerable funds to develop products to serve new and rapidly changing markets. If such markets grow or converge more slowly than anticipated or the Company's products and services fail to achieve market acceptance, there could be a material adverse effect on the financial condition and results of operations of the Company.

Reliance on Processing Facilities

         The Company's processing services are primarily dependent on the Winchester Data Center, which is the Company's central computer operations and information processing facility in Kansas City, Missouri, the Poindexter Data Center, which is the Company's AWD image processing facility in Kansas City, Missouri, and the Company's two bill processing facilities in El Dorado Hills, California. A natural disaster or other calamity that causes long-term damage to the facilities could have a material adverse effect on the Company.

Importance of Key Personnel

         The Company's operations and the continuing implementation of its business strategy are dependent upon the efforts of its technical personnel and senior management. Recruiting and retaining capable personnel, particularly those with expertise in the types of computer hardware and software utilized by the Company, are vital to the Company's success. There is substantial competition for qualified technical and management personnel, and there can be no assurance that the Company will be able to attract or keep the qualified personnel it requires. The loss of key personnel or the failure to hire qualified personnel could have a material adverse effect on the Company.

Lack of Control of Joint Ventures

         The Company's business strategy for growth and expansion includes a reliance on joint ventures. The Company can derive a significant part of its net income from its pro rata share in the earnings of these unconsolidated companies. Although the Company owns significant equity interests in such companies and has representation on their Boards of Directors, the Company is not in a position to exercise control over their operations, strategies or financial decisions without the concurrence of its equity partners. The Company's equity interests in Boston Financial Data Services, Inc. ("BFDS") and Argus Health Systems, Inc. also are subject to contractual buy/sell arrangements that restrict the Company's ability to fully dispose of its interest in these companies and that under certain circumstances permit such companies to purchase the Company's interest.

         The other parties to such existing joint venture arrangements, and to arrangements in which the Company may participate in the future, may at any time have economic, business or legal interests or goals that are inconsistent with those of the joint venture or of the Company. In addition, if a joint venture partner were unable to meet its economic or other obligations to the venture, it could, depending upon the nature of such obligations, adversely affect the combined operations of the Company and the price of the Company's common stock.

Influence by Current Stockholder

         Kansas City Southern Industries, Inc. ("KCSI") currently owns approximately 32 percent of the outstanding common stock of the Company. In addition, two directors of KCSI are also directors of the Company, and KCSI is generally exempted from the restrictions in the Company's Stockholders' Rights Plan until such time as KCSI's ownership of the Company drops below certain levels. As a result, KCSI may be able to influence matters affecting the Company, including matters submitted to a vote of the Company's stockholders, such as the election of directors and the approval of corporate transactions.


Significant Competition from Other Providers

         The Company and its subsidiaries and joint ventures encounter significant competition for the Company's services and products from other third-party providers of similar services and products and from potential clients who have chosen not to outsource certain services the Company could provide. The Company's ability to compete effectively depends, in part, on the availability of capital and other resources, and some of these competitors have greater resources and greater access to capital than the Company. The Company also competes for shareowner accounting services with brokerage firms that perform sub-accounting services for the brokerage firms' customers who purchase or sell shares of mutual funds for which the Company serves as transfer agent. Such brokerage firms maintain only an "omnibus" account with the Company representing the aggregate number of shares of a mutual fund owned by the brokerage firms' customers, thus resulting in fewer mutual fund shareowner accounts being maintained by the Company. Any of these events could have a material adverse effect on the financial condition and results of operations, including gross profit margins, of the Company. In addition, competitive factors could influence or alter the Company's overall revenue mix between the various business segments.

Regulation

         As registered transfer agents, the Company, BFDS and BFDS' subsidiary, National Financial Data Services, Inc. ("NFDS"), are subject to the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and to the rules and regulations of the Securities and Exchange Commission ("SEC") under the Exchange Act which require the Company, BFDS, and NFDS to register with the SEC and which impose on them recordkeeping and reporting requirements. Certain of the operations and records of the Company, BFDS, and NFDS are subject to examination by the SEC and, as providers of services to financial institutions, to examination by bank and thrift regulatory agencies. Material noncompliance with the Exchange Act or SEC rules and regulations by the Company, BFDS, or NFDS could result in the suspension or revocation of their transfer agent registrations, which could have a material adverse effect on the Company. In addition, DST Canada, Inc., a subsidiary of the Company, and CFDS Limited, a subsidiary of BFDS, are subject to regulation of similar regulatory agencies in Canada, and European Financial Data Services Limited, a joint venture of the Company and State Street Corporation, is subject to regulation of similar regulatory agencies in the United Kingdom. Any of these companies could have its regulatory authorizations suspended or revoked if it were to materially violate applicable regulations, which could have an adverse effect on the Company.

         The Company's existing and potential clients are subject to extensive regulation, and certain of the Company's revenue opportunities may depend on continued deregulation in the world-wide communications industry. Certain of the Company's clients are subject to regulations governing the privacy and use of the customer information that is collected and managed by the Company's products and services. Regulatory changes that adversely affect the Company's existing and potential clients could have a material adverse effect on the financial condition and results of operations of the Company.

Year 2000

         Many computer programs use only two digits to identify a year in a date field within the program (e.g., "98" or "02"). If not corrected, computer applications making calculations and comparisons in different centuries may cause inaccurate results, or fail by or at the Year 2000. These Year 2000-related issues are of particular importance to the Company. The Company depends upon its computer and other systems and the computer and other systems of third-parties to conduct and manage the Company's business. Additionally, the Company's products and services are dependent upon using accurate dates in order to function properly. These Year 2000-related issues may also adversely affect the operations and financial performance of one or more of the Company's customers or suppliers. As a result, the failure of the Company's computer and other systems, products or services, the computer systems and other systems upon which the Company depends, or of the Company's customers or suppliers to be Year 2000 ready could have a material adverse effect on the Company.

         Although the Company is not aware of any material operational or financial Year 2000-related issues, the Company cannot assure that its computer systems, products, services or other systems or the computers and other systems of others upon which the Company depends will be Year 2000 ready on schedule, that the costs of its Year 2000 program will not become material or that the Company's alternative plans will be adequate. The Company is currently unable to anticipate accurately the magnitude, if any, of the Year 2000-related issues arising from the Company's customers or suppliers or the degree to which claims or complaints regarding such issues could be made against the Company. If Year 2000 risks (either with respect to the Company or its customers or suppliers) materialize, the Company could experience material adverse consequences to its business.

Anti-Takeover Considerations

         Some provisions of the Company's Certificate of Incorporation could make it more difficult for a third party to acquire control of the Company, even if the change of control would be beneficial to certain stockholders. Certain of these provisions could allow the Company's Board of Directors and, because of its significant influence, KCSI, to take or prevent actions affecting unaffiliated stockholders without their approval or consent. The Company has also adopted a stockholders' rights plan which could delay, deter or prevent a change in control of the Company. A few of the Company's client agreements allow the client to terminate its agreement or to obtain rights to use the Company's software used in processing the client's data in the event of an acquisition or change of control of the Company. One of the Company's joint venture agreements allows its joint venture partner to buy the Company's interest in the joint venture in the event of a change of control of the Company.

Non-U.S. Operations

         Consolidated revenues outside the U.S. account for a significant percentage of the Company's revenues. The Company derives revenues from many countries, primarily Canada and in Europe. The Company's current and proposed international business activities are subject to certain inherent risks, including but not limited to, specific country, regional or global economic conditions, exchange rate fluctuation and its impact on liquidity, change in the national priorities of any given country and cultural differences. There can be no assurance that such risks will not have a material adverse effect on the Company's future international sales and, consequently, the Company's business, operating results and financial condition.

Variability of Quarterly Operating Results

         The Company's quarterly and annual operating results may fluctuate from quarter to quarter and year to year depending on various factors, including the impact of significant start-up costs associated with initiating the delivery of contracted services to new clients, the hiring of additional staff, new product development and other expenses, introduction of new products by competitors, pricing pressures, the evolving and unpredictable nature of the markets in which the Company's products and services are sold and general economic conditions.

Client Failure to Renew or Utilize Contracts

         Substantially all of the Company's revenue is derived from the sale of services or products under long-term contracts with its clients. The Company does not have the unilateral option to extend the terms of such contracts upon their expiration. The failure of clients to renew contracts, a reduction in usage by clients under any contracts or the cancellation of contracts could have a material adverse effect on the Company's financial condition and results of operations.

Dependence on Proprietary Technology

         The Company relies on a combination of patent, trade secret and copyright laws, nondisclosure agreements, and other contractual and technical measures to protect its proprietary technology. There can be no assurance that these provisions will be adequate to protect its proprietary rights. There can be no assurance that third parties will not assert infringement claims against the Company or the Company's clients or that such claims, if brought, would not have a material adverse effect on the Company.

Miscellaneous

         In addition to the factors noted above, there may be other factors that cause any forward-looking comment to become inaccurate. Other factors include, but are not limited to, changes in management strategies; changes in lines of business or markets; failure of anticipated opportunities to materialize; changes in the cost of necessary supplies; changes in the economic, political or regulatory environments in the United States and/or the other countries where the Company now competes or may compete in the future; and litigation involving the Company.